UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

DOVER CORPORATION

(Exact name of registrant as specified in its charter)

State of Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 4, 2013, Dover Corporation (the “Company”) expects to issue €300,000,000 aggregate principal amount of 2.125% euro-denominated notes due 2020 (the “Notes”). The Notes will be issued under an indenture dated as of February 8, 2001 entered into between the Company and The Bank of New York Mellon, as Trustee (as successor to Bank One Trust Company, N.A. and J.P. Morgan Trust Company National Association) (the “Trustee”), as amended and supplemented by a first supplemental indenture dated as of October 13, 2005 between the Company and the Trustee, a second supplemental indenture dated as of March 14, 2008 between the Company and the Trustee, a third supplemental indenture dated as of February 22, 2011 between the Company and the Trustee and a fourth supplemental indenture dated as of December 2, 2013 (the “Fourth Supplemental Indenture”) between the Company, the Trustee and the Bank of New York Mellon, London Branch, as Paying Agent (the “Paying Agent”).

In connection with the issuance of the Notes, on November 26, 2013, the Company entered into a pricing agreement (the “Pricing Agreement”) with Deutsche Bank AG, London Branch and Goldman, Sachs & Co. as representatives of the several underwriters named in Schedule I thereto, and such other underwriters (the “Underwriters”). The Company also entered into an underwriting agreement dated November 26, 2013 with the Underwriters (the “Underwriting Agreement”), the provisions of which are incorporated by reference into the Pricing Agreement.

The Notes are being offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-172299) and a related preliminary prospectus supplement dated November 26, 2013, prospectus supplement dated November 26, 2013 (the “Prospectus Supplement”) and the Company’s prospectus dated February 16, 2011 (together with the Prospectus Supplement, the “Prospectus”). The material terms of the Notes are described in the Prospectus.

Interest on the Notes is payable annually on December 1, commencing December 1, 2014, to holders of record on the preceding November 15. Interest on the Notes will accrue from December 4, 2013. The amount of interest payable for any interest period will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or December 4, 2013 if no interest has been paid on the Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The Notes will mature on December 1, 2020.

The Notes will be the Company’s senior unsecured debt obligations and will rank on parity with all of its other senior unsecured indebtedness.

In connection with the offering, Ivonne M. Cabrera, Esq., the Company’s Senior Vice President, General Counsel and Secretary, has provided the Company with the opinion regarding legality of the Notes attached to this report as Exhibit 5.1.

For a complete description of the terms and conditions of the Underwriting Agreement, the Pricing Agreement and the Notes, please refer to such agreements, the Fourth Supplemental Indenture and the form of Note included in the Fourth Supplemental Indenture, which are incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1 and 4.2.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated November 26, 2013, between Dover Corporation and, as to the issuance and sale of the Notes, the Underwriters

Exhibit 1.2	Pricing Agreement, dated November 26, 2013, between Dover Corporation and the Underwriters

Exhibit 4.1	Fourth Supplemental Indenture, dated as of December 2, 2013, between Dover Corporation, the Trustee and the PayingAgent

Exhibit 4.2	Form of Global Note representing the 2.125% Notes due 2020 (€300,000,000 aggregate principal amount) (included as Exhibit A to Exhibit 4.1)

Exhibit 5.1	Opinion of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Notes

Exhibit 12.1	Statement re Computation of Ratio of Earnings to Fixed Charges

Exhibit 23.1	Consent of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation (set forth in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2013	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera, Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated November 26, 2013, between Dover Corporation and, as to the issuance and sale of the Notes, the Underwriters

Exhibit 1.2	Pricing Agreement, dated November 26, 2013, between Dover Corporation and the Underwriters

Exhibit 4.1	Fourth Supplemental Indenture, dated as of December 2, 2013, between Dover Corporation, the Trustee and the PayingAgent

Exhibit 4.2	Form of Global Note representing the 2.125% Notes due 2020 (€300,000,000 aggregate principal amount) (included as Exhibit A to Exhibit 4.1)

Exhibit 5.1	Opinion of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Notes

Exhibit 12.1	Statement re Computation of Ratio of Earnings to Fixed Charges

Exhibit 23.1	Consent of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation (set forth in Exhibit 5.1)